UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2023

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 East Broadway Gardner, Massachusetts	01440
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (978) 630-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POCI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

E. Kevin Dahill has served as Interim Chief Financial Officer of Precision Optics Corporation, Inc. (the “Company”) since January 7, 2023. In connection with the Company’s appointment of a permanent Chief Financial Officer, Mr. Dahill resigned as an officer and employee effective June 11, 2023.

Effective June 12, 2023, the Company has appointed Wayne M. Coll, age 59, as its Chief Financial Officer. A copy of the press release announcing Mr. Coll’s appointment is furnished as Exhibit 99.1. Mr. Coll will be compensated at an annual base salary of $300,000, will be entitled to participate in employee benefit plans offered by the Company, and has been granted a stock option under the 2022 Equity Incentive Plan to purchase up to 50,000 shares of Common Stock at $6.94 per share, with annual vesting in equal increments.

Mr. Coll has over 30 years of senior financial executive experience primarily with medical device-based businesses. He formerly served as Chief Financial Officer for Flowonix Medical Incorporated (2021-2023), Micron Products, Inc. (2019-2021), Keystone Dental, Inc. (2018-2019), and Modern Dental Laboratory USA, LLC (2013-2018). Mr. Coll received a B.S. in Business Administration and Accounting from the University of Lowell, and an M.B.A. from the University of Massachusetts – Lowell.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated June 12, 2023 announcing the resignation of E. Kevin Dahill and appointment of Wayne M. Coll as CFO.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION OPTICS CORPORATION, INC.

Date: June 15, 2023	By:	/s/ Joseph N. Forkey
Name: Joseph N. Forkey Title: President

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